OTHER INCOME, NET	12 Months Ended
Dec. 31, 2022
OTHER INCOME, NET
OTHER INCOME, NET

5.    OTHER INCOME, NET

Components of other income, net are detailed as follows (RMB in thousands):

	For the years ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Guarantee income	14,687	6,365	—
Donations	(12,395)	(4,454)	(6,824)
Disposal of Tiansheng	—	—	12,474
Disposal of solar power project in Argentina	—	—	1,758
Others	—	—	(5,837)
Total	2,292	1,911	1,571

(a)	Since 2016, the Group issued debt payment guarantees and redemption guarantees in favor of JinkoPower, a related party (Note 26). The guarantee liability which corresponds with the guarantee fees received is being amortized in straight line during the guarantee period from 1 to 16 years based on the life of the outstanding guaranteed bank loans by recognizing a credit to other income. In 2022, the Group and JinkoPower entered into an agreement to cancel the debt payment guarantees and redemption guarantees in favor of JinkoPower. Hence, no guarantte income was recognized for the year ended December 31, 2022.
(b)	The Group entered into a share purchase agreement to dispose all of its equity interests in Jinko-Tiansheng to Jinko-Tiansheng’s other shareholders in November 2021. The disposition was consummated in 2022 with a gain of RMB12 million recognized.
(c)	In December 2021, the Group entered into an agreement to sell the solar power plant in Argentina to JinkoPower, a related party. Disposition of the solar power plant was consummated in June 2022 with a gain of RMB2 million recognized.